Exhibit 99.1

Mark P Christiansen, MD Diablo Clinical Research PRECISE II Study A Prospective, Multicenter Evaluation of the Accuracy of a Novel Continuous Implanted Glucose Sensor 1 Mark P Christiansen, MD; Leslie j Klaff, MD, PhD; Ron Brazg, MD; Anna R Chang, MD; Carol J Levy, MD; David Lam, MD; Douglas S Denham, DO; George Atiee, MD; Bruce W Bode, MD; Steven Walters, MS; Timothy S Bailey, MD

Disclosures No personal financial interest to declare. The study was sponsored by Senseonics Inc. 2

Study Objective A U.S. based study to determine the efficacy and safety of the Eversense® CGM 3

Study Design Prospective, single-arm multi-center investigation Accuracy and safety assessed over 90 days of wear Venous YSI® glucose used as reference 4

Study Methods 90 subjects enrolled and included for Safety Analysis 8 site training subjects ( 1 / site ) 82 subjects in primary effectiveness analysis 3 dropouts / lost to follow up 87 subjects completed study 15 subjects inserted bilaterally 75 subjects had a single sensor Subjects blinded to real time glucose display and alarms All devices used per labeling of 2 BGM calibrations per day. 5

Clinic Visit 1 2 3 4 5 6 7 Day -30 0 1 30 60 90 100 Screening / Follow up Insertion In-clinic Accuracy Session Meal Challenges Study Timeline 6 Insertion At home wear for 90 days

Baseline Characteristics Variable n=90 SD or % Age (years)(SD) 45.1 16.2 Sex, male (n) 54 60% Diabetes duration (years)(SD) 20.1 13.7 Baseline HbA1c (%)(SD) 7.6 1.2 Insulin pump-use (n) 43 48% Body Mass Index (kg/m2) 29.1 6.2 7

8 Primary Accuracy Metrics 16,653 paired CGM and YSI points Metric Level Result Result (1-cal) Mean AD (mg/dL) ≤ 80 mg/dL 9.6 10.2 Mean ARD (%) > 80 mg/dL 8.2 8.9 Mean RD (%) All Results -1.0 -0.7 Mean ARD (%) All Results 8.8 9.5

9 8.8% Mean ARD SD 2.7% Subject Accuracy Distribution Mean -1 SD + 1 SD 0 2 4 6 8 10 12 14 16 1 2 3 4 5 6 7 8 9 10 11 12 13 14 16 17 18 19 Frequency MARD (%)

Wear Duration (Days) Percent of System Readings Within 15/15% of Reference 20/20% of Reference 30/30% of Reference 40/40% of Reference 1-30 86.1% 92.6% 97.6% 99.0% 31-60 88.2% 95.4% 98.8% 99.7% 61-90 82.3% 92.2% 97.9% 99.6% Full Study 86% 93% 98% 99% 10 Accuracy Over Time

Sensor Performance Comparison 11 11 *Summary of Safety and Effectiveness Data (SSED) - Medical Device Databases - http://www.fda.gov Device Matched Pairs Percent of System Readings Within MARD (%) 15/15% of Reference 20/20% of Reference 30/30% of Reference 40/40% of Reference Eversense 16,653 86% 93% 98% 99% 8.8 Dexcom G5* 2,263 86% 93% 98% 99% 9.0 Libre Pro* 12,323/12,080 72% 84% 95% 99% 12.1 Medtronic Enlite 3* 2 Cal / Day 12,090 79% 88% 96% 99% 10.6 Medtronic Enlite 3* 3-4 Cals / Day 11,664 83% 91% 97% 99% 9.6

12 Low Alert Setting Confirmed Event Detection Rate Missed Event Detection Rate True Alert Rate False Alert Rate 70 mg/dL 93% 7% 86% 14% High Alert Setting Confirmed Event Detection Rate Missed Event Detection Rate True Alert Rate False Alert Rate 180 mg/dL 96% 4% 94% 6% Hypo and Hyperglycemia Alert Rates Uses threshold as well as predictive alerts to detect and alert for an oncoming condition within a 15 minute window

Full Enrollment Safety Summary No infections 212 insertion / removal procedures No adhesive skin irritations/reactions Over 9,773 sensor wear days Median 90 day wear time 23.4 hrs/day 14 device or procedure related adverse events in 7 subjects 1 Musculoskeletal (pain) 2 Neurological (paresthesia, syncope-vasovagal) 3 Procedure-Related (1 SAE) 8 Dermatological (mild bruising or erythema) 13

Subject Study Enrollment and Longevity 14 Early Retirements 4% Electronic Reliability 2% Indicator Sensitivity Days 80, 81 73% Projected to last 180 Days 94% subjects through 90 days of continuous use 0 30 60 90 0 10 20 30 40 50 60 70 80 90 100 Time since Implant (Days) Subject Study Longevity (%) Kaplan-Meier Analysis

PRECISE II Sub Analysis Study included exercise challenge as well as durations of sensor compression to assess susceptibility to nighttime dropout No accuracy impact from exercise No accuracy impact from sensor compression 15

16 PRECISE II Sub Analysis – 1 Cal Accuracy Measure Level Result (2-cal) Result (1-cal) Mean AD (mg/dL) ≤ 80 mg/dL 9.6 10.2 Mean ARD (%) > 80 mg/dL 8.2 8.9 Mean RD (%) All Results -1.0 -0.7 Mean ARD (%) All Results 8.8 9.5

Conclusion Strong accuracy throughout 90 days - First CGM to demonstrate < 9% MARD - Accuracy distribution equivalent or better than other commercially available sensors Excellent safety performance throughout 90 days 94% subjects through 90 days of continuous use Sub analysis results: - 1 cal/day MARD 9.5% - Projected 180-day sensor life of 73% 17

Thank you 18 Mark P Christiansen, MD; Leslie J Klaff, MD, PhD; Ron Brazg, MD; Anna R Chang, MD; Carol J Levy, MD; David Lam, MD; Douglas S Denham, DO; George Atiee, MD; Bruce W Bode, MD; Steven Walters, MS; Timothy S Bailey, MD